Exhibit 32.1

                      CERTIFICATION PURSUANT TO

                       18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO

            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Menderes Akdag, Chief Executive Officer (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer
(principal financial officer) of PetMed Express, Inc. (the
"Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the quarter ended
December 31, 2005 (the "Report") of the Registrant, that:

(1)  The Report fully complies with the requirements of section
     13(a) of the Securities Exchange Act of 1934, amended; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  By: /s/  Menderes Akdag
                                     -----------------------------
                                     Menderes Akdag
                                     Chief Executive Officer and
                                     President
                                     Date: February 6, 2006

                                  By: /s/  Bruce S. Rosenbloom
                                     -----------------------------
                                     Bruce S. Rosenbloom
                                     Chief Financial Officer
                                     Date: February 6, 2006